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                                                                      (g)(1)(i)

LOGO

August 20, 2007

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

   Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Focus 5 Portfolio, a newly established series of ING Investors Trust, effective
August 20, 2007, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds") effective August 28, 2007 to be included on the Amended Exhibit A to the Agreements. Amended Exhibit A is attached hereto. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 11, 2007.

   The Amended Exhibit A has also been updated by the removal of ING MidCap Value Fund, ING SmallCap Value Fund and ING FMR/SM/ Diversified Mid Cap Portfolio as these funds recently merged into other funds.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                                  Sincerely,

                                                  /s/ Kimberly A. Anderson
                                                  ------------------------------
                                                  Kimberly A. Anderson
                                                  Senior Vice President
                                                  ING International High
                                                  Dividend Equity Income Fund
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       --------------------------
Name:  William P. Kelly
Title: Managing Director , Duly
       Authorized

 7337 E. Doubletree
 Ranch Rd.            Tel: 480-477-3000 ING International High Dividend Equity
 Scottsdale, AZ       Fax: 480-477-2700                            Income Fund
 85258-2034           www.ingfunds.com                     ING Investors Trust
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                               AMENDED EXHIBIT A

                              with respect to the

                 SECURITIES LENDING AGREEMENT AND GUARANTY AND
                            SUBSCRIPTION AGREEMENT

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Asia Pacific High Dividend Equity Income Fund...........       470269

ING Equity Trust
ING Fundamental Research Fund...............................       464290
ING Index Plus LargeCap Equity Fund.........................       464713
ING Index Plus LargeCap Equity Fund II......................       464714
ING Index Plus LargeCap Equity Fund III.....................        TBD
ING Index Plus LargeCap Equity Fund IV......................        TBD
ING Index Plus LargeCap Equity Fund V.......................        TBD
ING Index Plus LargeCap Equity Fund VI......................        TBD
ING Index Plus LargeCap Equity Fund VII.....................        TBD
ING Index Plus LargeCap Equity Fund VIII....................        TBD
ING Index Plus LargeCap Equity Fund IX......................        TBD
ING Index Plus LargeCap Equity Fund X.......................        TBD
ING Index Plus LargeCap Equity Fund XI......................        TBD
ING Index Plus LargeCap Equity Fund XII.....................        TBD
ING LargeCap Growth Fund....................................       464733
ING LargeCap Value Fund.....................................       454702
ING MidCap Opportunities Fund...............................       464741
ING Opportunistic LargeCap Fund.............................       464288
ING Real Estate Fund........................................       464746
ING SmallCap Opportunities Fund.............................       464743
ING SmallCap Value Choice Fund..............................       464788
ING Value Choice Fund.......................................       464786

ING Funds Trust
ING Classic Money Market Fund...............................       464008
ING High Yield Bond Fund....................................       464010
ING Institutional Prime Money Market Fund...................       464048
ING Intermediate Bond Fund..................................       464006
ING National Tax-Exempt Bond Fund...........................       464002

                                       1

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Global Equity Dividend and Premium Opportunity Fund.....      464767

ING International High Dividend Equity Income Fund..........      471088
ING Investment Funds, Inc...................................

ING MagnaCap Fund...........................................      464734
ING Investors Trust.........................................
ING AllianceBernstein Mid Cap Growth Portfolio..............      058102
ING American Funds Growth Portfolio.........................      464755
ING American Funds Growth-Income Portfolio..................      464753
ING American Funds International Portfolio..................      464761
ING BlackRock Large Cap Growth Portfolio....................      279607
ING BlackRock Large Cap Value Portfolio.....................      279608
ING BlackRock Inflation Protected Bond Portfolio............      470551
ING Capital Guardian U.S. Equities Portfolio................      058221
ING Disciplined Small Cap Value Portfolio...................      464711
ING EquitiesPlus Portfolio..................................      464777
ING Evergreen Health Sciences Portfolio.....................      464704
ING Evergreen Omega Portfolio...............................      464706
ING FMR SM Large Cap Growth Portfolio.......................      464572
ING FMR SM Mid Cap Growth Portfolio.........................      058098
ING Focus 5 Portfolio.......................................        TBD
ING Franklin Income Portfolio...............................      464703
ING Franklin Mutual Shares Portfolio........................      470549
ING Franklin Templeton Founding Strategy Portfolio..........      470550
ING Global Real Estate Portfolio............................      464280
ING Global Resources Portfolio..............................      058085
ING Global Technology Portfolio.............................      158090
ING International Growth Opportunities Portfolio............      279604
ING Janus Contrarian Portfolio..............................   058401/279601
ING JPMorgan Emerging Markets Equity Portfolio..............      058096
ING JPMorgan Small Cap Core Equity Portfolio................      279610
ING JPMorgan Value Opportunities Portfolio..................      464582
ING Julius Baer Foreign Portfolio...........................      279606
ING Legg Mason Value Portfolio..............................   058400/279600
ING LifeStyle Aggressive Growth Portfolio...................      464998
ING LifeStyle Growth Portfolio..............................      464996
ING LifeStyle Moderate Growth Portfolio.....................      464994
ING LifeStyle Moderate Portfolio............................      464992
ING Limited Maturity Bond Portfolio.........................      058082
ING Liquid Assets Portfolio.................................      058081
ING Lord Abbett Affiliated Portfolio........................      058220
ING MarketPro Portfolio.....................................      464910
ING MarketSyle Growth Portfolio.............................      464926

                                       2

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Investors Trust (cont.)
ING MarketStyle Moderate Growth Portfolio...................      464922
ING MarketStyle Moderate Portfolio..........................      464934
ING Marsico Growth Portfolio................................      058101
ING Marsico International Opportunities Portfolio...........      464576
ING MFS Total Return Portfolio..............................      058100
ING MFS Utilities Portfolio.................................      464584
ING Oppenheimer Main Street Portfolio(R)....................      058099
ING PIMCO Core Bond Portfolio...............................      058103
ING PIMCO High Yield Portfolio..............................      464018
ING Pioneer Equity Income Fund..............................      470567
ING Pioneer Fund Portfolio..................................      464578
ING Pioneer Mid Cap Value Portfolio.........................      464580
ING Stock Index Portfolio...................................      464701
ING T. Rowe Price Capital Appreciation Portfolio............      058084
ING T. Rowe Price Equity Income Portfolio...................      058087
ING Templeton Global Growth Portfolio.......................      058095
ING UBS U.S. Allocation Portfolio...........................   058402/279602
ING Van Kampen Capital Growth Portfolio.....................      279609
ING Van Kampen Global Franchise Portfolio...................      279605
ING Van Kampen Growth and Income Portfolio..................      058090
ING Van Kampen Real Estate Portfolio........................      058086
ING VP Index Plus International Equity Portfolio............      464492
ING Wells Fargo Disciplined Value Portfolio.................      058088
ING Wells Fargo Small Cap Disciplined Portfolio.............      464795

ING Mayflower Trust
ING International Value Fund................................      464212

ING Mutual Funds
ING Disciplined International SmallCap Fund.................      464294
ING Diversified International Fund..........................      464292
ING Emerging Countries Fund.................................      464214
ING Emerging Markets Fixed Income Fund......................      464296
ING Foreign Fund............................................      464202
ING Global Bond Fund........................................      464773
ING Global Equity Dividend Fund.............................      464751
ING Global Natural Resources Fund...........................      464210
ING Global Real Estate Fund.................................      464220
ING Global Value Choice Fund................................      464218
ING Greater China Fund......................................      464286
ING Index Plus International Equity Fund....................      464282
ING International Capital Appreciation Fund.................      464282
ING International Equity Dividend Fund......................      470552

                                       3


                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Mutual Funds (cont.)
ING International Growth Opportunities Fund.................       464206
ING International Real Estate Fund..........................       464298
ING International SmallCap Fund.............................       464216
ING International Value Choice Fund.........................       464278
ING International Value Opportunities Fund..................       465476
ING Russia Fund.............................................       464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio..........       464544
ING American Century Small-Mid Cap Value Portfolio..........       464502
ING Baron Asset Portfolio...................................       464556
ING Baron Small Cap Growth Portfolio........................       464504
ING Columbia Small Cap Value II Portfolio...................       464785
ING Davis Venture Value Portfolio...........................       464546
ING Fidelity(R) VIP Contrafund(R) Portfolio.................       464564
ING Fidelity(R) VIP Equity-Income Portfolio.................       464568
ING Fidelity(R) VIP Growth Portfolio........................       464570
ING Fidelity(R) VIP Mid Cap Portfolio.......................       464566
ING Fundamental Research Portfolio..........................       464538
ING JPMorgan International Portfolio........................       464528
ING JPMorgan Mid Cap Value Portfolio........................       464506
ING Legg Mason Partners Aggressive Growth Portfolio.........       464518
ING Legg Mason Partners Large Cap Growth Portfolio..........       464516
ING Lord Abbett U.S. Government Securities Portfolio........       464036
ING Neuberger Berman Partners Portfolio.....................       464598
ING Neuberger Berman Regency Portfolio......................       464774
ING OpCap Balanced Value Portfolio..........................       464542
ING Oppenheimer Global Portfolio............................       464508
ING Oppenheimer Strategic Income Portfolio..................       464548
ING PIMCO Total Return Portfolio............................       464510
ING Pioneer High Yield Portfolio............................       464032
ING Solution 2015 Portfolio.................................       464590
ING Solution 2025 Portfolio.................................       464594
ING Solution 2035 Portfolio.................................       464596
ING Solution 2045 Portfolio.................................       464574
ING Solution Growth and Income Portfolio....................       471082
ING Solution Growth Portfolio...............................       471083
ING Solution Income Portfolio...............................       464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio......       464534
ING T. Rowe Price Growth Equity Portfolio...................       464530
ING Templeton Foreign Equity Portfolio......................       464200
ING Thornburg Value Portfolio...............................       464522
ING UBS U.S. Large Cap Equity Portfolio.....................       464520

                                                           BNY Account Number
Fund                                                       (domestic/global)
----                                                     ----------------------
ING Partners, Inc. (cont.)
ING UBS U.S. Small Cap Growth Portfolio.................         464533
ING Van Kampen Comstock Portfolio.......................         464512
ING Van Kampen Equity and Income Portfolio..............         464536

ING Risk Managed Natural Resources Fund.................         464763

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund.......................         470568
ING SPorts Core Plus Fixed Income Fund..................         470569

ING Series Fund, Inc.
Brokerage Cash Reserves.................................         464062
ING 130/30 Fundamental Research Fund....................         464599
ING Balanced Fund.......................................         464764
ING Global Science and Technology Fund..................         464750
ING Growth and Income Fund..............................         464723
ING Growth Fund.........................................         464762
ING Index Plus LargeCap Fund............................         464726
ING Index Plus MidCap Fund..............................         464727
ING Index Plus SmallCap Fund............................         464725
ING International Growth Fund...........................         464204
ING Money Market Fund...................................         464064
ING Small Company Fund..................................         464729
ING Strategic Allocation Conservative Fund..............         464722
ING Strategic Allocation Growth Fund....................         464720
ING Strategic Allocation Moderate Fund..................         464719

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio......         464420
ING VP Strategic Allocation Growth Portfolio............         464418
ING VP Strategic Allocation Moderate Portfolio..........         464416

ING Variable Funds
ING VP Growth and Income Portfolio......................         464402

ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio................. 464468 & 464466/464466
ING Variable Portfolios, Inc.
ING VP Global Science and Technology Portfolio..........         464422
ING VP Growth Portfolio.................................         464404
ING VP Index Plus LargeCap Portfolio....................         464406
ING VP Index Plus MidCap Portfolio......................         464408

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Variable Portfolios, Inc. (cont.)
ING VP Index Plus SmallCap Portfolio........................       464410
ING VP International Equity Portfolio.......................       464460
ING VP Small Company Portfolio..............................       464414
ING VP Value Opportunity Portfolio..........................       464424

ING Variable Products Trust
ING VP Financial Services Portfolio.........................       464449
ING VP High Yield Bond Portfolio............................       464432
ING VP International Value Portfolio........................       464464
ING VP MidCap Opportunities Portfolio.......................       464444
ING VP Real Estate Portfolio................................       464747
ING VP SmallCap Opportunities Portfolio.....................       464450

ING VP Balanced Portfolio, Inc..............................       464428

ING VP Intermediate Bond Portfolio..........................       464400

ING VP Money Market Portfolio...............................       464412